DEBT	12 Months Ended
Dec. 31, 2016
Debt Disclosure [Abstract]
DEBT

7 – DEBT

Promissory Notes

On July 29, 2016, the Company entered into a Subscription Agreement (the “Subscription Agreement”) with certain accredited investors (the “Buyers”), pursuant to which the Buyers purchased the Company’s 12% Senior Secured Promissory Notes (the “Notes”) in the aggregate principal amount of $3,038,256 (before deducting placement agent fees and expenses of $385,337), which includes $38,256 pursuant to an over-allotment option (the “Note Offering”). The Company incurred additional legal fees of $122,512 associated with the Notes. The Company recorded the Notes net of loan issuance fees of $507,849, which were accreted to interest expense over the term of the loan using the effective interest method.

The Notes had an aggregate principal balance of $3,038,256 and a stated maturity date of 12 months from the date of issuance. The principal on the Notes bore interest at a rate of 12% per annum, payable monthly commencing on September 1, 2016. Interest was payable in shares (the “Repayment Shares”) of the Company’s common stock; provided, however, that interest would not be calculated or accrued in a manner that triggered an anti-dilution adjustment on the PPO Warrants. In the event that on an interest payment date, the PPO Warrants’ anti-dilution provision would be triggered by the payment of interest in shares of the Company’s common stock, interest payments on the Notes could be paid in cash. The Notes ranked senior to all of the Company’s existing indebtedness, except as otherwise set forth in the Notes.

The maturity date of the outstanding principal amount of the Notes, together with accrued and unpaid interest due thereon, would accelerate to the date (on or after September 1, 2016) on which the Company completed and closed certain financing transactions that achieved minimum thresholds, as specified in the Notes. In such specified transactions, the Notes would convert at a valuation per share equal to 50% of the price per share of securities sold in that financing transaction. In addition, in the event of a sale of the Company during the term of the Notes, Note Holders would have been entitled to receive 1.5x of the principal amount of the Notes plus accrued interest, paid in either cash or securities of acquiring entity at the acquiring entity’s discretion.

The Company’s obligations under the Notes were secured, pursuant to the terms of an Intellectual Property Security Agreement (the “Security Agreement”), dated as of the July 29, 2016, among the Company, Enumeral, the Buyers and the collateral agent for the Buyers named therein, by a first priority security interest in all now owned or hereafter acquired intellectual property of the Company and Enumeral, except to the extent such intellectual property cannot be assigned or the creation of a security interest would be prohibited by applicable law or contract.

Due to the Warrant Tender Offer (as discussed below in Note 10), the Notes were converted into 48,806,545 shares of the Company’s common stock. Through the date of the Warrant Tender offer, the Company had accreted $84,642 of the loan issuance fees to interest expense. As a result, the Company expensed the remaining loan issuance fees of $423,207 to interest expense for the year ended December 31, 2016. During the term of the Notes the Company incurred interest expense of $136,722, of which $124,569 was paid in cash to the Note Holders and $12,153 was accrued and converted into shares of the Company’s common stock issued to the Note Holders.

In addition, pursuant to the placement agent agreement for the Notes, the placement agent received warrants exercisable for a period of ten years to purchase shares of the Company’s common stock, equal to 10% percent of the number of shares issued upon the conversion of the Notes, resulting in warrants to purchase 4,880,655 shares of the Company’s common stock issued to the placement agent. As the conversion of the Notes was an integrated transaction that occurred due to the completion of the Warrant Tender Offer, the Company included the placement agent warrants issued as part of the loss on extinguishment of derivative liabilities.

The Notes contained a contingent beneficial conversion feature as they were convertible upon the occurrence of certain equity financings. Upon the completion of the Warrant Tender Offer, the contingency was resolved and the Company recognized $4,253,558 of interest expense based on the intrinsic value of the beneficial conversion feature.

Equipment Lease Financing

In December 2015, the Company and Fountain Leasing 2013 LP (“Fountain”) entered into a master lease agreement and related transaction documents, pursuant to which Fountain provided the Company with $506,944 for the purchase of research and development lab equipment (the “Fountain Lease”). Fountain’s security under the Fountain Lease is the equipment purchased and a security deposit in the amount of $101,389. The initial term of the Fountain Lease is 36 months, with payments of $21,545 per month for the first 24 months and then $1,267 for the 12 months thereafter. Pursuant to the terms of the Fountain Lease, the Company has an option at the end of the initial term to purchase the equipment for the greater of $25,347 or current fair market value, provided that such amount shall not be in excess of $152,083. In addition, the Company also has the option to extend the Fountain Lease for an additional 12 month period at a rate of $8,872 per month with the right at the end of such extension term to purchase the equipment for fair value or to return the equipment to Fountain. The Fountain Lease has a lease rate factor of 4.25% per month for the first 24 months and 0.25% per month for the final 12 months of the initial term.

The Company has recorded current equipment lease financing of $251,631 and long-term equipment lease financing of $14,840 as of December 31, 2016. The equipment has been included in property and equipment on the Company’s consolidated balance sheets.

Future principal payments on the equipment lease financing are as follows:

For the twelve months ended December 31,	Amount
2017	$258,542
2018	15,208
Total equipment lease financing payments	$273,750

As of December 31, 2016	Amount
Current equipment lease financing payments	$258,542
Less: Amount representing interest	(6,911)
Current equipment lease financing, net	$251,631

Long-term equipment lease financing payments	$15,208
Less: Amount representing interest	(368)
Long-term equipment lease financing, net	$14,840